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                                                               EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statements File No. 33-66208 and File No. 33-56705.



                                                   ARTHUR ANDERSEN LLP


Cleveland, Ohio,
May 8, 1995.